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                                                                    EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement of Group Maintenance America Corp., on Form S-1 of our report dated August 7, 1997 relating to the financial statements of MacDonald-Miller Industries, Inc., which appear in such Prospectus. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.



Moss Adams LLP


Seattle, Washington
August 18, 1997